                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sections 240.14a-11(c) or 240.14a-12


                          WATER PIK TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

[WATERPIK TECHNOLOGIES INC. LOGO]

                                 March 31, 2000

Dear Stockholders:

     We are pleased to invite you to attend the 2000 Annual Meeting of Stockholders. The meeting will be held at 10:30 a.m., local time on Thursday, May 4, 2000, at The Hyatt Regency Denver, 1750 Welton Street, Denver, Colorado 80202.

     This booklet includes the notice of meeting as well as the Company's proxy statement. Enclosed with this booklet are the following:

     - Proxy or voting instruction card

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.)

     A copy of the Company's Annual Report for 1999 is also enclosed.

     Please read the proxy statement and vote your shares as soon as possible by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     We look forward to seeing as many of you as possible at the 2000 Annual Meeting.

                                          Sincerely,

                                          /s/ MICHAEL P. HOOPIS
                                          Michael P. Hoopis
                                          President and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING YOUR PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          WATER PIK TECHNOLOGIES, INC.
                         23 CORPORATE PLAZA, SUITE 246
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:    Thursday, May 4, 2000
TIME:            10:30 A.M., Denver, Colorado Time
PLACE:           The Hyatt Regency Denver
                 1750 Welton Street
                 Denver, Colorado 80202
RECORD DATE:     March 21, 2000

AGENDA

     (1) Election of a class of two directors for a three-year term expiring in 2003;

     (2) Approval of the Company's 1999 Incentive Plan;

     (3) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2000; and

     (4) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices, 23 Corporate Plaza, Suite 246, Newport Beach, California 92660, and at The Hyatt Regency Denver, 1750 Welton Street, Denver, Colorado 80202, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

     Water Pik Technologies stockholders or their authorized representatives by proxy may attend the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

                                          By order of the Board of Directors,

                                          /s/ RICHARD D. TIPTON
                                          Richard D. Tipton
                                          Secretary

Dated: March 31, 2000

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS....................
PROXY SOLICITATION AND VOTING INFORMATION...................     1
BOARD COMPOSITION AND PRACTICES.............................     2
PROPOSAL ONE -- ELECTION OF DIRECTORS.......................     3
COMMITTEES OF THE BOARD OF DIRECTORS........................     4
DIRECTOR COMPENSATION.......................................     6
PROPOSAL TWO -- APPROVAL OF THE 1999 INCENTIVE PLAN.........     7
PROPOSAL THREE -- RATIFICATION OF THE INDEPENDENT
  AUDITORS..................................................    13
OTHER BUSINESS..............................................    14
STOCK OWNERSHIP INFORMATION.................................    14
Compliance with Section 16(a) Reporting.....................    14
Security Ownership..........................................    14
REPORT ON EXECUTIVE COMPENSATION............................    15
EXECUTIVE COMPENSATION......................................    19
Summary Compensation Table..................................    19
Stock Options...............................................    20
Stock Acquisition and Retention Program.....................    21
Employment Agreements.......................................    21
COMPARATIVE STOCK PERFORMANCE...............................    23
CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY.....    23
OTHER INFORMATION...........................................    25
Annual Report on Form 10-K..................................    25
Independent Auditors........................................    25
2001 Annual Meeting and Stockholder Proposals...............    26

                              PROXY STATEMENT FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 2000

                            ------------------------

                   PROXY SOLICITATION AND VOTING INFORMATION

     The enclosed proxy is solicited by the Board of Directors of Water Pik Technologies, Inc. ("Water Pik Technologies," the "Company," "we" or "us"), a Delaware corporation, for use in voting at the 2000 Annual Meeting to be held at The Hyatt Regency, 1750 Welton Street, Denver, Colorado 80202, on Thursday, May 4, 2000, at 10:30 a.m., Denver, Colorado time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Stockholders. This proxy statement and the proxy are first being mailed to stockholders and made available on the Internet, http://www.waterpik.com on or about March 31, 2000.

     This is the Company's first solicitation of proxies for its Annual Meeting since we began operations as an independent, publicly-held company. The Company became an independent, publicly-held company through the pro rata distribution by Allegheny Teledyne Incorporated, presently known as Allegheny Technologies Incorporated ("ATI"), of all of the Company's outstanding shares of Common Stock, par value $.01, to ATI's stockholders of record as of November 22, 1999 (the "spin-off").

WHO MAY VOTE?

     If you were a stockholder on the records of the Company at the close of business on March 21, 2000 you may vote at the annual meeting. On that day, there were 9,858,699 shares of our Common Stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

HOW WILL THE BOARD VOTE MY PROXY?

     A properly executed proxy received by the Secretary prior to the meeting, and not revoked, will be voted as directed by the stockholder. If no specific direction is provided by the stockholder, the shares will be voted FOR the election of the Directors nominated by the Board, FOR the proposal to approve the 1999 Incentive Plan and FOR the proposal to ratify the appointment of the independent auditors. If any other matter should be presented at the Annual Meeting upon which a vote may properly taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy.

     We have not received timely notice of any stockholder proposals for presentation at the Annual Meeting as required by Section 14(a)-14(c) of the Securities Exchange Act of 1934.

HOW MAY I VOTE?

     Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

HOW CAN I REVOKE MY PROXY?

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to revoke your proxy to the Secretary of the Company;

     - transmitting a proxy by mail at a later date than your prior proxy; or

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in one of the Company's defined contribution savings or retirement or stock ownership plans may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may sign and return the voting instruction card provided by the plan. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of Company Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of all of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     A plurality of the votes cast is required for the election of Directors. The affirmative vote of a majority of the votes cast is required to approve the 1999 Incentive Plan and to ratify the appointment of the independent auditors. For these purposes, any vote characterized as an abstention is not counted as a vote cast. Broker non-votes are not counted as votes cast.

COST OF PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws ("Bylaws") of the Company and the laws of the State of Delaware. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     Since we were spun off from ATI and became an independent, publicly held company, three regular meetings of the Board were held in 1999 and the Board acted twice by unanimous written consent prior to completion of the spin-off. Special meetings are scheduled when required; none were held in 1999. No committee meetings were held in 1999. In 1999, all directors attended at least 75 percent of the meetings of the full Board.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of Directors. The Board currently consists of 6 members. Except as otherwise required under the Company's Bylaws, the Board shall consist of not less than 4 and not more than 10 members.

DIRECTOR TERMS

     The Directors are divided into three classes and the Directors in each class serve for a three-year term. The term of one class of Directors expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new Director to the same class as the Director being replaced. The Board may also create a new Director position in any class and elect a Director to hold the newly created position until the term of the class expires.

SPIN-OFF REQUIREMENTS

     In connection with our spin-off from ATI, we agreed (and our Bylaws provide) that until our Annual Meeting of Stockholders in 2002, at least a majority of our Board of Directors must also be directors of ATI.

     The Separation and Distribution Agreement that we entered into with ATI in connection with the spin-off also provides that we will nominate Charles J. Queenan, Jr. and James E. Rohr (or, if either is unable or unwilling to serve, such other candidates as Robert P. Bozzone, W. Craig McClelland and William G. Ouchi or the survivor of them shall designate) for reelection as Class I directors at this Annual Meeting.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of two incumbent Directors whose terms expire at the 2000 Annual Meeting.

     The three-year term of the class of Directors nominated this year will expire at the 2003 Annual Meeting. The two individuals who receive the highest number of votes cast will be elected.

     If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the two nominees named below, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

NOMINEES -- TERMS EXPIRE AT THE 2003 ANNUAL MEETING (CLASS I)

CHARLES J. QUEENAN, JR....................  Mr. Queenan is Senior Counsel to Kirkpatrick & Lockhart
  Age 69                                    LLP, attorneys-at-law. Prior to January 1996, he was a
  Director since 1999                       partner of that firm. Mr. Queenan is also a Director of
                                            Allegheny Technologies Incorporated, Teledyne
                                            Technologies Incorporated and Crane Co. Kirkpatrick &
                                            Lockhart LLP performs legal services for the Company and
                                            may continue to do so in the future.
JAMES E. ROHR.............................  Mr. Rohr has been President of PNC Bank Corp. since 1992
  Age 51                                    and assumed the additional title of Chief Operating
  Director since 1999                       Officer in 1998. He is also a Director of Allegheny
                                            Technologies Incorporated, PNC Bank Corp., BlackRock,
                                            Inc. and Equitable Resources, Inc.

CONTINUING CLASS II DIRECTORS -- PRESENT TERM EXPIRES IN 2001
MICHAEL P. HOOPIS.........................  Mr. Hoopis has been our President and Chief Executive
  Age 49                                    Officer since October 1998. Prior to that time, Mr.
  Director since 1999                       Hoopis was affiliated with The Black & Decker
                                            Corporation, in various executive positions, including
                                            as President, Worldwide Household Products and as
                                            Executive Vice President from 1996 to 1998; President,
                                            Price Pfister, Inc. from 1992 to 1996; President,
                                            Kwikset Corporation from 1991 to 1992; and Vice
                                            President of Manufacturing, U.S. Household Products from
                                            1989 to 1991. Mr. Hoopis was President of the Stiffel
                                            Company from 1986 to 1989, and he held various
                                            marketing, manufacturing and engineering positions with
                                            other corporations. Mr. Hoopis is a Director of Doskocil
                                            Manufacturing Company, Inc., a manufacturer of a broad
                                            range of plastic and pet products, and Meade Instruments
                                            Corp., a designer and distributor of telescopes and
                                            related accessories.
WILLIAM G. OUCHI..........................  Mr. Ouchi became the Sanford and Betty Sigoloff
  Age 56                                    Professor in Corporate Renewal at the Anderson Graduate
  Director since 1999                       School of Management, University of California at Los
                                            Angeles in 1998, where he previously had been a
                                            professor of management. He is also a Director of
                                            Allegheny Technologies Incorporated, FirstFed Financial
                                            Corp., and Sempra Energy.
CONTINUING CLASS III DIRECTORS -- PRESENT TERM EXPIRES IN 2002
ROBERT P. BOZZONE.........................  Mr. Bozzone has served as Vice Chairman of the Board of
  Age 66                                    Directors of Allegheny Technologies Incorporated
  Director since 1999                       (formerly known as Allegheny Teledyne Incorporated) from
                                            August 1996 to November 1999. He had served as Vice
                                            Chairman of Allegheny Ludlum Corporation since 1994, and
                                            previously was President and Chief Executive Officer of
                                            Allegheny Ludlum Corporation. He is a director of
                                            Allegheny Technologies Incorporated, Teledyne
                                            Technologies Incorporated and DQE, Inc., whose principal
                                            subsidiary is Duquesne Light Company. Mr. Bozzone serves
                                            as the non-executive Chairman of our Board of Directors.
W. CRAIG MCCLELLAND.......................  Mr. McClelland served as Chairman and Chief Executive
  Age 65                                    Officer of Union Camp Corporation, a manufacturer of
  Director since 1999                       paper products, from July 1994 until his retirement in
                                            June 1999. Prior to that time, he served as President
                                            and Chief Operating Officer of Union Camp. He is also a
                                            Director of Allegheny Technologies Incorporated,
                                            International Paper Corporation and PNC Bank Corp.

                      COMMITTEES OF THE BOARD OF DIRECTORS

STANDING COMMITTEES

     The full Board held three meetings in fiscal 1999 following the spin-off of Water Pik Technologies as an independent, publicly-held company on November 29, 1999. Each of the Company's Directors attended (either in person or by telephone) at least 75 percent of the aggregate number of meetings of the Board and the respective Committee(s) on which such Director served. The Board has three standing committees: an Audit and Finance Committee, a Committee on Governance, and a Personnel and Compensation Committee with a Stock Incentive Award Subcommittee. These committees did not hold any meetings in 1999. The Board does not have a nominating committee. Committee members as of the record date are listed below.

AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee consists of Messrs. W.C. McClelland, W.G. Ouchi and J.E. Rohr, with Mr. Rohr serving as Chairman. The Board of Directors has adopted a written charter for the Audit and Finance Committee. The Board of Directors is reviewing the composition of the Audit and Finance

Committee with respect to the newly-enacted audit committee requirements of the New York Stock Exchange. The principal audit functions of the Audit and Finance Committee are:

     - Making recommendations to the Board of Directors regarding the appointment of the independent accountants for the coming year.

     - Reviewing the scope and general extent of and proposed fees for the annual audit plan and other activities of the independent accountants and the audit plan of the internal auditors.

     - Reviewing with management and the independent accountants, upon completion of the annual audit, the financial statements and related reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure standards.

     - Evaluating the effectiveness of our internal and external audit efforts, accounting and financial controls, policies and procedures and business ethics policies and practices through a review of reports by, and at regular meetings with, the internal and external auditors and with management, as appropriate.

     The principal finance functions of the Audit and Finance Committee include:

     - Reviewing and evaluating proposed bank credit agreements and other major financial proposals.

     - Reviewing and evaluating our relationships with banks and other financial institutions.

     - Reviewing and making recommendations to the Board of Directors concerning policies with respect to dividends and capital structure.

     - Meeting with the independent auditors and the internal auditors, with and without management being present, to discuss all appropriate matters.

COMMITTEE ON GOVERNANCE

     The Committee on Governance consists of Messrs. M.P. Hoopis and W.C. McClelland, with Mr. McClelland serving as Chairman. The Committee's principal functions include:

     - Making recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent Directors for nomination as continuing Board members.

     - Making recommendations to the Board of Directors concerning the memberships of committees of the Board and chairpersons of the respective committees.

     - Making recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

     - Administering our formal compensation programs for Directors, including the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan.

     - Making recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

     - Evaluating board tenure policies as well as policies covering the retirement or resignation of incumbent Directors.

PERSONNEL AND COMPENSATION COMMITTEE

     The Personnel and Compensation Committee consists of Messrs. W.G. Ouchi, C.J. Queenan, Jr. and J.E. Rohr, with Mr. Queenan serving as Chairman. Its principal functions include:

     - Making recommendations to the Board of Directors concerning general executive management organization matters.

     - Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our Directors, consulting with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under
       Section 16(a) of the Securities Exchange Act of 1934, as amended ("statutory insiders") and making recommendations to the Board of Directors concerning compensation policies and procedures relating to officers who are statutory insiders.

     - Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

     - Administering our formal incentive compensation plans.

STOCK INCENTIVE AWARD SUBCOMMITTEE

     The members of the Stock Incentive Award Subcommittee are: Messrs. W.G. Ouchi and W.C. McClelland, with Mr. Ouchi serving as Chairman.

     None of the Subcommittee members is an employee of the Company. Each member is a "non-employee director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation" in this proxy statement for further information.

     The Stock Incentive Award Subcommittee is responsible for administering and making awards under the Company's stock-based incentive compensation programs for officers, referred to as "statutory insiders," who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934.

                             DIRECTOR COMPENSATION

     Members of the Board who are also employees of the Company do not receive any compensation for their services as Directors on our Board or its committees. Each Director of the Company who is not an employee of the Company is entitled to receive an annual Director's fee of $20,000. The non-executive Chairman of our Board of Directors will be paid an additional annual retainer fee of $10,000. Directors will also be paid $1,000 for each Board meeting and $1,000 for each committee meeting attended. Each non-employee chair of a committee will be paid an annual fee of $1,500.

     The non-employee Directors also participate in the 1999 Non-Employee Director Stock Compensation Plan (the "Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee Directors with an increased personal interest in our performance.

     Under the Director Stock Plan, options to purchase 1,000 shares of our Common Stock were granted to non-employee Directors on the date of the distribution of our Common Stock to ATI's stockholders and will be granted at the conclusion of each annual meeting of our stockholders. If a non-employee Director first becomes a Director on a date other than an annual meeting date, an option covering 1,000 shares of our Common Stock will be granted to such non-employee Director on his or her first day of Board service. The purchase price of the Common Stock covered by these options will be the fair market value of our Common Stock on the date the option is granted.

     The Director Stock Plan also provides that each non-employee Director will receive at least 25 percent of the annual retainer fee in the form of our Common Stock and/or options to acquire our Common Stock. Each Director may elect a greater percentage. Options granted under this part of the Director Stock Plan are intended to provide each electing Director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees.

     In addition, we currently maintain a Fee Continuation Plan for Non-Employee Directors. Under the plan, benefits will be payable to a person who serves as a non-employee Director for at least five years. Credit is given for years of service as a Director of ATI to those Directors of the Company who served on ATI's Board.

The annual benefit will equal the retainer fee in effect when the Director retires from the Board. Benefits will be paid for each year of the participant's credited service as a Director, up to a maximum of ten years.

              PROPOSAL TWO -- APPROVAL OF THE 1999 INCENTIVE PLAN

     The Company's Board of Directors has adopted and approved a compensation plan sponsored and maintained by the Company, namely the Water Pik Technologies 1999 Incentive Plan (the "Incentive Plan"), subject to approval by the stockholders of the Company.

     The continued effectiveness of the Incentive Plan after the date of the Annual Meeting is subject to the approval of the Incentive Plan by the stockholders of the Company. Stockholder approval of the Incentive Plan is desired, among other reasons, to ensure the tax deductibility by the Company of awards under the Incentive Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Approval of the Incentive Plan by the stockholders requires the affirmative vote of at least a majority of the votes cast by Company stockholders. The following summary of the Incentive Plan is qualified in its entirety by reference to the complete text of such plan which appears as Annex A to this Proxy Statement.

1999 INCENTIVE PLAN

  General

     Administration. The Incentive Plan is administered by the Personnel and Compensation Committee (the "Committee") of the Board of Directors. The Committee has sole discretion to interpret the Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, issue new options in substitution for previously-granted options, and take such other actions as it deems necessary or advisable. With respect to participants who are not subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Committee may delegate its authority under the Incentive Plan to one or more officers or employees of the Company.

     Amount of Stock. The Incentive Plan provides for awards of up to 12 percent of the issued and outstanding shares of Company Common Stock. However, no more than 945,000 shares of Company Common Stock may be allocated to awards of incentive stock options as defined in Section 422 of the Code ("incentive stock options"). If the number of shares of Company Common Stock issued and outstanding is increased, the number of shares available for issuance under the Incentive Plan will be increased by an amount equal to 12 percent of the increase. The number of shares available for issuance under the Incentive Plan is subject to anti-dilution adjustments upon the occurrence of significant corporate events. The shares of Company Common Stock offered under the Incentive Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company. Shares underlying awards that are terminated, canceled or forfeited may be subject to new awards under the Incentive Plan.

     Eligibility and Participation. All officers and key employees of the Company or any of its subsidiaries will be eligible to participate, including officers who are also directors of the Company or its subsidiaries. The Committee may also grant awards to non-employees who, in the judgment of the Committee, render significant service to the Company or any of its subsidiaries. No participant can receive awards under the Incentive Plan in any calendar year of more than 500,000 shares of Company Common Stock and $2,000,000 in cash.

     Amendment or Termination. The Incentive Plan has no fixed expiration date. The Committee establishes expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options, the Incentive Plan will expire ten years from its effective date. The Board of Directors of the Company has the power to amend or terminate the Incentive Plan at any time. However, the Board will seek stockholder approval of any amendment requiring such approval and no amendment or termination of the Incentive Plan will, without the applicable participant's consent, adversely affect an award under the Incentive Plan.

  Summary of Incentive Plan Features

     Assumption of ATI Awards. Pursuant to an Employee Benefits Agreement entered into in connection with the spin-off of the Company by ATI on November 29, 1999, the Company has reserved shares of Common Stock for issuance under the Incentive Plan that may be issued with respect to the assumption by the Company of stock awards previously issued by ATI.

     In accordance with the Employee Benefits Agreement, outstanding options to acquire ATI common stock issued under ATI benefit plans and held by our employees at the time of the spin-off were converted into options to purchase shares of Water Pik Technologies Common Stock. The number of shares the option holder is able to purchase and the exercise price of the options were adjusted in the conversion based on the relationship of the ATI stock price ($14.3125) at the close of business on November 29, 1999 (the distribution date) and the Water Pik Technologies stock price ($8.00) at the opening of business on November 30, 1999 (the first day of "regular way" trading of Water Pik Technologies Common Stock on the New York Stock Exchange). While the shares underlying the converted options will be issued under the Incentive Plan, the converted options otherwise continue to be and become exercisable on the terms and conditions set forth in the original ATI benefit plans. Mr. Hoopis' ATI options were converted into options to purchase an aggregate of 71,564 shares of Water Pik Technologies common stock and options held by non-executive officer employees were converted into options to purchase an aggregate of 119,782 shares of our common stock. No other executive officers held ATI options.

     In addition, as a result of the spin-off and in accordance with the Employee Benefits Agreement, the three-year award period under the ATI Performance Share Program (the "ATI PSP") established in 1998 was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. Shares of Water Pik Technologies Common Stock will be issued under the Incentive Plan with respect to the first installment of the terminated and shortened ATI PSP award in an aggregate of 6,269 shares of which 3,405 shares will be issued to an executive officer of the Company and an aggregate of 12,539 shares in the remaining installments of which 6,811 shares will be issued to an executive officer of the Company.

     As a result of the spin-off, in accordance with the Employee Benefits Agreement and the ATI Stock Acquisition and Retention Program (the "ATI SARP"), an aggregate of 12,226 restricted shares were issued to an executive officer of the Company who had been a participant in the ATI SARP.

     Stock Options. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination of incentive and non-qualified stock options. The terms and conditions of stock option grants, including the quantity, price, waiting periods, and other conditions on exercise, are determined by the Committee. Incentive stock option grants are to be made in accordance with
Section 422 of the Code.

     The exercise price for stock options is determined by the Committee at its discretion, provided that the exercise price per share for each incentive stock option must be at least equal to 100 percent of the fair market value of one share of Company Common Stock on the date when the stock option is granted.

     Restoration options may be granted in connection with the exercise of non-qualified stock options which a participant exercises by delivering shares of Company Common Stock or by having withheld shares from those otherwise issuable upon the exercise of non-qualified stock option, or with respect to which the participant's tax withholding liability is met by delivering shares or having shares withheld. In general, a restoration option entitles the holder to purchase a number of shares of Company Common Stock equal to the number of shares so delivered or withheld upon exercise of the original option. A restoration option will have a per share exercise price of not less than the fair market value of the underlying shares of Company Common Stock on the date of grant of the restoration option and have a term equal to the remaining term of the original option at the time that the original option is exercised.

     Generally, the Committee has discretion to establish in each award agreement under the Incentive Plan the circumstances in which a participant's termination of employment with the Company or one of its subsidiaries will affect the participant's options. Currently, it is anticipated that the following rules will apply to the treatment of options upon a termination of employment.

     Upon a participant's termination of employment for reasons other than death, disability or retirement, stock options that were vested and exercisable on the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant for a period of 30 days after the date that the participant's employment ends, but in no event may the options be exercised after the scheduled expiration date of the options. Further, any stock options that were not exercisable on the date that the participant's employment ends will terminate immediately upon the participant's termination of employment, unless the right to exercise the options is extended by the Committee at its discretion.

     Upon a participant's termination by reason of death, disability or retirement, the participant's outstanding stock options that were vested and exercisable as of the date of termination may be exercised by the participant (or, in the case of the participant's death, the participant's beneficiary) for a period of 12 months from the date of the participant's termination of employment due to death, disability or retirement, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

     Subject to the Committee's discretion, the exercise of stock options generally will be done through a broker designated by the Company, and payment of the applicable option exercise price may be made in one or more "cashless" exercise forms, cash, Company Common Stock, a combination of cash and Company Common Stock or in any other form of consideration approved in advance by the Committee.

     Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. SARs entitle a participant to receive, upon exercise of the SAR, a payment equal to (i) the excess of the fair market value of a share of Company Common Stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of Company Common Stock with respect to which the SAR is exercised. Upon exercise of SARs issued in tandem with stock options, the number of shares of Company Common Stock covered by the SAR's related stock option, if any, are correspondingly reduced.

     SARs granted in tandem with options are generally governed by the same terms and conditions as govern the related stock option and may only be exercised to the extent the related stock option is exercisable.

     The exercise prices of SARs are determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of SARs, payment is made in cash or in shares of Company Common Stock, or a combination of cash and shares of Company Common Stock, as determined at the discretion of the Committee.

     Restricted Shares. The Committee may award to a participant shares of Company Common Stock subject to specified restrictions ("Restricted Shares"). The Restricted Shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period (the "Forfeiture Period") and/or the attainment of specified performance targets over the Forfeiture Period. The terms and conditions of Restricted Share awards are determined by the Committee.

     Participants who have been awarded Restricted Shares will have all of the rights of a holder of outstanding Company Common Stock, including the right to vote such shares and to receive dividends. During the Forfeiture Period, the Restricted Shares are nontransferable and may be held in custody by the Company or its designated agent, or if the certificate contains a proper restrictive legend, by the participant. Upon the lapse or release of all restrictions, an unrestricted certificate will be provided to the participant.

     The Committee, in its sole discretion, may waive all restrictions with respect to a Restricted Share award under certain circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) subject to such terms and conditions as it deems appropriate.

     It is intended that the Incentive Plan serve as a vehicle, if the Committee should determine, for the grant of purchase and designation rights and the award of Restricted Shares with respect to such rights under terms and conditions equivalent to those associated with grants of purchase and designation rights and awards of shares of restricted stock under the ATI Stock Acquisition and Retention Plan (the "ATI SARP").

     Performance Awards. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, Company Common Stock or a combination thereof, as determined by the Committee.

     Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee and may, but need not, include specified levels of earnings per share, return on investment, return on stockholders' equity and/or such other goals related to the Company's or the individual's performance as are deemed appropriate by the Committee. When circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, in its discretion, may adjust the performance targets.

     If a participant terminates employment prior to the end of an award period, the participant generally will forfeit all rights to any performance award, unless otherwise provided by the Committee. The Committee, in its discretion, may determine to pay all or any portion of a performance award to a participant who has terminated employment prior to the end of an award period under certain circumstances (including death, disability, retirement or a material change in circumstances arising after the date of grant).

     Other Awards. The Committee is authorized to grant any stock purchase rights (with or without loans to participants by the Company) or any other cash awards, Company Common Stock awards or other types of awards which are valued in whole or in part by reference to the value of Company Common Stock. The terms and conditions of such awards and the participants eligible for such awards will be determined by the Committee at its discretion.

     Short-Term Cash Awards. The Incentive Plan authorizes performance-based annual cash incentive compensation to be paid to covered employees subject to
Section 162(m) of the Code. The material terms of the annual incentive compensation feature of the Incentive Plan are as follows:

          (i) The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code.

          (ii) The targets for annual incentive payments to "covered employees" (as defined in Section 162(m) of the Code), will consist only of the performance targets discussed under the section titled Performance Awards above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

          (iii) In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment under the applicable payment schedule. The Committee will have the flexibility, based on its business judgment, to reduce this amount.

          (iv) The annual incentive award feature of the Incentive Plan will not be operational until fiscal year 2000.

     New Plan Benefits Table. As of the date hereof, the following table sets forth the benefits that have been, or are contemplated to be, awarded under the Incentive Plan:

                               NEW PLAN BENEFITS
                         UNDER THE 1999 INCENTIVE PLAN

                   NAME AND POSITION                     DOLLAR VALUE($)    NUMBER OF UNITS
                   -----------------                     ---------------    ---------------
Michael P. Hoopis......................................            --(1)         71,564(2)
  President and Chief Executive Officer                       557,968(3)        279,333(4)

Robert A. Shortt.......................................       124,844(3)         62,500(4)
  Executive Vice President -- Sales, Marketing and
  Business Development

Victor C. Streufert....................................        99,875(3)         50,000(4)
  Vice President Finance and Chief Financial Officer

Richard Bisson.........................................        74,906(3)         37,500(4)
  Vice President -- Operations

Executive Group........................................     1,015,469(5)        509,333(4)
                                                               69,138(6)        132,840(7)
                                                              118,439(8)         12,226(9)
                                                              123,022(10)        12,699(11)
                                                                   --(12)        25,398(13)
                                                               98,968(14)        10,216(15)

Non-Executive Director Group...........................            --                --

Non-Executive Officer Employee Group...................       818,549(3)         84,500(4)
                                                               67,881(6)         58,506(7)
                                                               83,235(14)         8,592(15)

---------------
 (1) Represents the dollar value of Mr. Hoopis's converted ATI stock options which are not in-the-money as of December 31, 1999. Exercise prices range from $9.73 per share to $11.39 per share.

 (2) Represents options originally granted under the ATI Incentive Plan which were converted into economically-equivalent options to purchase the Company's Common Stock. See also "Executive Compensation -- Stock Options -- Option Grants in Last Fiscal Year," note (4).

 (3) Represents the dollar value of options to purchase the Company's Common Stock which was calculated by subtracting the exercise price of $7.69 per share from $9.6875, which was the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange on December 31, 1999.

 (4) Represents options granted since the date of the spin-off of the Company under the Company's Incentive Plan.

 (5) Represents the aggregate dollar value of options granted to the Company's executive officers since the date of the Company's spin-off determined by subtracting the applicable exercise price from $9.6875, which was the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange on December 31, 1999.

 (6) Represents the aggregate dollar value relating to in-the-money options with respect to options originally granted under the ATI Incentive Plan determined by subtracting the applicable exercise price from $9.6875, which was the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange on December 31, 1999.

 (7) Represents the aggregate number of options to acquire shares of Common Stock originally granted under the ATI Incentive Plan which were converted into economically-equivalent options to purchase Company Common Stock.

 (8) Represents the dollar value of restricted shares held by an executive of the Company, which were originally awarded under the ATI Incentive Plan pursuant to elections under the ATI Stock Acquisition and Retention Program, based upon the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange on December 31, 1999.

 (9) Represents restricted shares of the Company's Common Stock held by an executive of the Company which were originally awarded under the ATI Incentive Plan pursuant to elections under the ATI Stock Acquisition and Retention Program.

(10) Represents the dollar value of restricted shares awarded to executive officers of the Company pursuant to elections under the Company Stock Acquisition and Retention Program, which were issued from the Company's Incentive Plan, based upon the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange on December 31, 1999.

(11) Represents restricted shares of the Company's Common Stock awarded to executive officers of the Company pursuant to elections under the Company Stock Acquisition and Retention Program, which were issued from the Company's Incentive Plan. This does not include Restricted Shares awarded to executive officers pursuant to the Company Stock Acquisition and Retention Program, which were issued from the Company's Employee Stock Purchase Plan. See Footnote 3 of the Summary Compensation Table for further information.

(12) There is no award value attributable to shares purchased by executive officers under the Company Stock Acquisition and Retention Program and issued under the Company's Incentive Plan, as the shares are purchased by the executive officers at fair market value.

(13) Represents shares of the Company's Common Stock purchased by executive officer of the Company pursuant to elections under the Company's Stock Acquisition and Retention Program, which were issued from the Company's Incentive Plan. This does not include shares purchased by executive officers pursuant to the Company Stock Acquisition and Retention Program, which were issued from the Company's Employee Stock Purchase Plan.

(14) Represents the dollar value of Common Stock awarded under the ATI Performance Share Program, and payable in three substantially equal annual installments beginning in 2000, based upon the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange on December 31, 1999.

(15) Represents the number of shares of Common Stock awarded under the ATI Performance Share Program which are to be paid out in three substantially equal annual installments beginning in 2000.

     Except as provided in the New Plan Benefits Table, no other awards or grants under the Incentive Plan have been made or are otherwise determinable at this time.

     Change in Control. In general, events which constitute a change in control include: (i) acquisition by a person, other than the Company, one of its subsidiaries or a Company benefit plan, of 25 percent or more of the outstanding Company Common Stock; (ii) the individuals who constitute the Board as of the effective date of the Incentive Plan (the "Incumbent Board") no longer constitute at least two-thirds of the Board without prior approval by a majority vote of the Incumbent Board; (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or sale or other disposition of substantially all of the assets of the Company.

     In the event of a Change in Control, stock options and SARs immediately become exercisable, the restrictions on all Restricted Shares lapse and all performance awards immediately become payable.

     Tax Consequences. The following is a summary of the principal federal income tax consequences of Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     Stock Options. No tax is incurred by the participant, and no amount is deductible by the Company, upon the grant of a stock option. At the time of exercise of a non-qualified stock option, the difference between the exercise price and the fair market value of Company Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of the option.

     In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of Company Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss.

     In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income, to the extent of the excess of the fair market value of Company Common Stock on the date of exercise over the exercise price, and capital gain, to the extent of the excess of the amount realized on the sale of the Company Common Stock over the optionee's basis in the Company Common Stock (generally, the exercise price plus any ordinary income paid with respect to such earlier disposition) and the Company will be entitled to a deduction, equal to the amount of ordinary income recognized by the participant, when recognized by the participant. Whether the capital gain recognized is long-term or short-term will depend upon whether the one-year capital gain holding period has been met.

     SARs. A participant will not recognize any income at the time of grant of SARs. Upon the exercise of SARs, the cash and the value of any Company Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

     Restricted Shares. A participant will normally not recognize taxable income upon an award of Restricted Shares, and the Company will not be entitled to a deduction, until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of Company Common Stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under Section 83(b) of the Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss. If, after making a Section 83(b) election, any Restricted Shares are forfeited, or if the fair market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a tax deduction for the loss.

     Performance Awards and Other Awards. Normally, a participant will not recognize taxable income upon the award of such grants. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Company Common Stock received will constitute ordinary income to the participant. The Company will also then be entitled to a deduction in the same amount.

     Discretionary Gross-Up for Taxes. The Committee has discretion as to any award under the Incentive Plan to grant a participant a separate cash amount at exercise, vesting or lapse of restrictions to meet mandatory tax withholding obligations or reimburse a participant for any individual taxes paid.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 1999 INCENTIVE PLAN.

             PROPOSAL THREE -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of its Audit and Finance Committee, has appointed Ernst & Young LLP as independent auditors of the Company for its fiscal year 2000. Ernst & Young LLP was originally appointed to act as the Company's independent auditors in 1999 when Water Pik Technologies became an independent public company. Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices as a result of past service as the independent auditors for ATI and the Board believes that the firm is well qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as independent auditors for 2000. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board will reconsider the appointment of independent auditors.

     It is expected that representatives of Ernst & Young LLP will be present at the meeting and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the three action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

                          STOCK OWNERSHIP INFORMATION

COMPLIANCE WITH SECTION 16(a) REPORTING

     The rules of the Securities and Exchange Commission require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 1999.

SECURITY OWNERSHIP

     The following table sets forth the number of shares of our Common Stock beneficially owned, directly or indirectly, by each person known to us to own beneficially more than five percent of our outstanding Common Stock, each Director, our Named Executive Officers and of our Directors and executive officers as a group, in each case based upon the beneficial ownership of such persons reported to us as of February 29, 2000, including shares as to which a right to acquire ownership exists within 60 days of February 29, 2000 (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

                                                           SHARES
                                                           UNDER                         PERCENT OF
                                                         RESTRICTED   TOTAL SHARES   SHARES OUTSTANDING
                                               SHARES      STOCK      BENEFICIALLY         AS OF
              BENEFICIAL OWNER                  OWNED     PLANS(1)       OWNED       FEBRUARY 29, 2000
              ----------------                 -------   ----------   ------------   ------------------
Richard P. Simmons(2)........................  835,296         --        835,296             8.5%
  1000 Six PPG Place
  Pittsburgh, PA 15222
Caroline W. Singleton(3).....................  699,966         --        699,966             7.1%
  Sole Trustee of the Singleton Family Trust
  335 North Maple Drive, Suite 177
  Beverly Hills, CA 90210

                                                           SHARES
                                                           UNDER                         PERCENT OF
                                                         RESTRICTED   TOTAL SHARES   SHARES OUTSTANDING
                                               SHARES      STOCK      BENEFICIALLY         AS OF
              BENEFICIAL OWNER                  OWNED     PLANS(1)       OWNED       FEBRUARY 29, 2000
              ----------------                 -------   ----------   ------------   ------------------
Robert Horwitz(4)............................  643,600         --        643,600             6.5%
  55 Harristown Road
  Glenrock, NJ 07492
Michael P. Hoopis(5).........................  141,963     54,054        196,017             2.0%
Victor C. Streufert(6).......................   75,810     30,405        106,215             1.1%
Robert A. Shortt.............................   66,216     33,108         99,324             1.0%
Richard Bisson...............................   51,351     25,675         77,026               *
Robert P. Bozzone(7)(8)......................  295,575         --        295,575             3.0%
W. Craig McClelland..........................   10,397         --         10,397               *
William G. Ouchi(9)..........................   20,048         --         20,048               *
Charles J. Queenan, Jr.(7)...................   35,481         --         35,481               *
James E. Rohr................................    5,531         --          5,531               *
All Directors and executive officers as a
  group
  (11 persons)(10)...........................  822,528    191,591      1,014,119            10.3%

---------------
  *  Less than one percent of the outstanding shares.

 (1) Subject to forfeiture if established service and other forfeiture conditions are not met.

 (2) Richard P. Simmons filed a Schedule 13G dated February 14, 2000 indicating that as of December 31, 1999, he beneficially owned 835,296 shares of Common Stock, and that he possessed the sole power to direct the voting of all 835,296 shares, and had the sole power to direct the disposition of 431,232 of these shares. Mr. Richard P. Simmons had the sole power to direct the disposition of 404,064 of these shares. Mr. Simmons disclaims beneficial ownership of 11,895 shares that are owned by the R.P. Simmons Family Foundation, a private charitable foundation with respect to which Mr. Simmons serves as trustee.

 (3) Caroline W. Singleton filed a Schedule 13G dated February 10, 2000, indicating that as of November 29, 1999, she beneficially owned 699,966 shares of Common Stock, as the sole trustee of the Singleton Family Trust, a revocable trust.

 (4) Robert Horwitz filed a Schedule 13G dated February 14, 2000 indicating that as of December 31, 1999, he beneficially owned 643,600 shares of Common Stock, including 89,200 shares as to which he had sole voting power and 554,400 shares as to which he had shared voting power in his capacity as Managing Member of RH Capital, LLC.

 (5) Includes Mr. Hoopis' right to acquire 23,855 shares of Common Stock within 60 days through the exercise of options originally granted in 1998 under the ATI Incentive Plan. See also "Executive Compensation" -- Stock
     Options -- Option Grants in Last Fiscal Year," footnote (4).

 (6) Includes 15,000 shares of Common Stock that are held by The Streufert Revocable Living Trust dated May 16, 1997, and as to which Mr. Streufert serves as a trustee.

 (7) The amounts include shares for which beneficial ownership is disclaimed, as follows: 12,000 shares owned by Mr. Bozzone's wife; and 2,705 shares owned by Mr. Queenan's wife.

 (8) Includes 121 shares of Common Stock held in Mr. Bozzone's account as a participant in the Teledyne, Inc. 401(k) plan.

 (9) Includes 20,000 shares of Common Stock owned by the William G. Ouchi Consultants, Inc. Money Purchase Pension Plan dated November 1, 1980, as to which Mr. Ouchi serves as a trustee.

(10) Includes all Directors, Named Executive Officers and other executive officers as of February 29, 2000. See also notes (1), (5), (6), (7), (8) and (9) above.

                        REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors (together referred to as the "Committee"). In some discussions of stock awards to the named officers in the Summary Compensation Table and other statutory insiders, the term "Committee" refers to the Stock Incentive Award Subcommittee.

     In accordance with the rules of the Securities and Exchange Commission, this report is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933, as amended.

     The Committee was established in December 1999 following the spin-off of the Company by ATI on November 29, 1999. Since the spin-off did not occur until late in 1999, substantially all of the decisions affecting compensation of the Company's executive officers in 1999 were made pursuant to plans, agreements and arrangements approved by the Personnel and Compensation Committee of ATI (the "ATI Committee"). The Committee has substantially adopted the plans, agreements and arrangements approved by the ATI Committee. Since both the ATI Committee and the Committee administered compensation matters for the Company's executive officers during 1999, and their policies significantly overlap, the ATI Committee and the Committee are referred to jointly as the "Committee" for the remainder of this report.

EXECUTIVE COMPENSATION PRINCIPLES

     For 1999, the following principles have guided the Committee in establishing executive compensation programs:

     - Total executive compensation will be competitive in the aggregate, using a set of business and labor market competitors, including data supplied by Hewitt Associates, a nationally-recognized executive compensation consulting firm, to gauge the competitive marketplace.

     - Total executive compensation will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of the Company's performance. Superior performance will significantly increase total compensation opportunities.

     - The program will promote long-term careers with the Company and its subsidiaries.

COMPENSATION COMPONENTS

     As described in more detail below, for 1999, the Committee has adopted policies and programs relating to base salaries, short-term incentives and long-term incentives intended to achieve the goals underlying the principles discussed above. For 1999, compensation consisted of the following components:

     Base salary for all management positions will be at the industry or market median for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as other compensation issues.

     Short-term incentives under the Annual Incentive Program ("AIP") are designed to provide a competitive award, based on industry standards and achievement of predefined performance measures. Under the general provisions of the AIP, up to 200 percent of the target award is paid in the case of significant overachievement. The majority of the award is based on financial performance achievement, with a smaller portion tied to the achievement of preestablished individual goals. Discretionary adjustments of plus or minus 20 percent are allowed, so long as aggregate adjustments do not exceed plus 5 percent.

     For 1999, 40 percent of the annual incentive award for all participants was based on the achievement of predetermined levels of operating income, 40 percent was based on the achievement of predetermined levels of return on capital employed and 20 percent was tied to achievement of specific individual objectives. The bonus column of the Summary Compensation Table contains the annual incentive award for 1999 for each of the Company's named officers.

     For 2000, 80 percent of the annual incentive award for all participants will be based on the achievement of predetermined levels of income before tax and 20 percent will be tied to achievement of specific individual objectives.

     Long-term incentives for 1999 consisted of the following three components:

          (1) Stock Options -- Stock options are awarded periodically to select key employees. The amount of the award generally depends on the executive's salary grade and are at levels generally perceived to be competitive.

          (2) Performance Share Program -- Prior to the spin-off, under a Performance Share Program ("PSP"), participants could earn grants of performance share units if specified performance objectives were met over a multi-year cycle, which generally lasted three years. At the beginning of each cycle, the Committee selected the eligible participants and approved the performance objectives. The amount of the award opportunity generally depended on the executive's salary grade at the beginning of the award period. Awards are denominated two-thirds in shares of common stock (based on the value of the shares immediately prior to the beginning of the award period) and one-third in cash.

          The Committee currently does not intend to establish a program or arrangement similar to the PSP after 1999.

          (3) Stock Acquisition and Retention Program -- The Stock Acquisition and Retention Program ("SARP") is designed to encourage key executives to acquire and retain Common Stock.

          Under this program, selected key executives may purchase shares or designate already-owned shares of Common Stock which the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant. The restricted shares will generally vest only if the participant holds the purchased or designated shares for five years. In addition, prior to the date that the restricted shares would otherwise vest, the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

          Under the terms of the Company's SARP, for 1999, participants could make a one-time purchase or designation of a maximum number of shares having a market price equal to two times the participant's base salary. For 2000, participants may purchase or designate a maximum number of shares having a market price equal to the participant's base salary. The Committee has elected to limit participation in the SARP to a one-time election for 1999 and 2000, subject to further review.

          The Company will loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. If dividends are paid on the purchased and related restricted shares, they will be applied as loan payments.

          For 2000, the Committee intends to continue to closely examine compensation programs of comparable businesses within the Company's industry segment, as well as other relevant market data from various industry sources, to determine whether the Company's current compensation plans are appropriate and further the best interests of the Company and its stockholders. The Committee has established ongoing compensation programs which are described in this proxy statement in the section following this report under "Executive Compensation."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The 1999 base salary and incentive compensation of Michael P. Hoopis, President and Chief Executive Officer of the Company, was established by the Committee in accordance with the general compensation principles described above.

     Mr. Hoopis' base salary for 1999 was $400,000, which was the base salary established for Mr. Hoopis when he became President and Chief Executive Officer of the Company in October 1998. This amount was intended to provide Mr. Hoopis with a base salary that reflects his special level of responsibility and unique skills and is competitive with comparable companies.

     In addition to base salary, Mr. Hoopis' employment agreement provides for a $240,000 signing bonus, payable in three annual installments. The first installment of $80,000 was paid to Mr. Hoopis in October 1999.

     For 1999, the target opportunity for Mr. Hoopis' annual incentive was set at 60 percent of his base salary. Under the AIP, this would be the amount of the award if the Company and Mr. Hoopis achieved 100 percent of the financial and individual performance objectives.

     On February 10, 2000, the Committee determined the annual incentive awards under the AIP for 1999. The Committee's review of Mr. Hoopis' performance included an analysis of the Company's performance against targeted levels of operating profit and return on capital employed and a comparison of Mr. Hoopis' performance against the performance standards previously established by the Committee.

     The Committee determined that Mr. Hoopis' actual award under the AIP would be $431,600. In determining the actual award, the Committee considered the performance of the Company and Mr. Hoopis in 1999 with a focus on the actions that Mr. Hoopis had taken to exceed his individual objectives for 1999, including his strong and effective leadership in (i) the acquisition and integration of Les Agencies Claude Marchand, Inc. (doing business in Canada as Olympic Pool Accessories); (ii) the recruitment of the Company's management team; (iii) the successful spin-off of the Company from ATI; and (iv) the achievement of successful fourth quarter results.

     Pursuant to the terms of Mr. Hoopis' employment agreement, as of the date of the spin-off of the Company, Mr. Hoopis received a grant of options to purchase 279,333 shares of Common Stock. The exercise price of the options was based on the market price of the Common Stock on the date of grant. Mr. Hoopis' options will vest and become exercisable in three annual installments beginning on the first anniversary of the date of grant in the aggregate amounts of 10 percent, 30 percent and 100 percent, respectively. However, Mr. Hoopis' options will be immediately exercisable upon the occurrence of a change in control (as defined in the Company's Incentive Plan).

     In 1999, Mr. Hoopis purchased 108,108 shares of Common Stock under the Company's Stock Acquisition and Retention Program at a per-share purchase price of $7.40. As a result of this purchase, the Company awarded Mr. Hoopis 54,054 restricted shares of Common Stock. Under the program, the restricted shares will generally vest only if Mr. Hoopis continues to hold the shares he purchased under the program for five years. If he does not hold the purchased shares, he will forfeit the restricted shares. Subject to a Restricted Stock Agreement, a Promissory Note and a Stock Pledge Agreement, the Company loaned Mr. Hoopis the entire purchase price. Pursuant to the Stock Acquisition and Retention Program provisions, the loan is payable over a ten-year period with principal payments beginning five years from the date of the loan. If Mr. Hoopis sells or transfers the purchased shares prior to the expiration of the five-year vesting period or otherwise forfeits his restricted shares, the loan will be payable in full upon the forfeiture.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company and its stockholders for awards to be paid that would not satisfy the requirements of Section 162(m) for deductibility.

Respectfully Submitted:

THE PERSONNEL AND COMPENSATION COMMITTEE, whose members are:

     Charles J. Queenan, Jr., Chair
     William G. Ouchi
     James E. Rohr

THE STOCK INCENTIVE AWARD SUBCOMMITTEE, whose members are:

     William G. Ouchi, Chair
     W.C. McClelland

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company in 1999. The firm does not compensate Mr. Queenan nor does he participate in its earnings or profits. No member of the Personnel and Compensation Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a current or prior relationship to any other company required to be described under the Securities and Exchange Commission rules relation to disclosure of executive compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company for the year ended December 31, 1999. The Company began operations independent of ATI on November 29, 1999. The table below sets forth all compensation paid to the named executive officers by ATI from January 1, 1999 through November 29, 1999, prior to the spin-off, and sets forth all compensation paid to such executives by the Company from November 30, 1999 through December 31, 1999.

                                               ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                     ----------------------------------------    ------------------------
                                                                                 RESTRICTED
                                                                   OTHER           STOCK       SECURITIES
  NAME AND PRINCIPAL     FISCAL                    BONUS          ANNUAL           AWARDS      UNDERLYING       ALL OTHER
     POSITION(S)          YEAR*      SALARY($)     ($)(1)     COMPENSATION(2)      ($)(3)      OPTIONS(#)    COMPENSATION($)
  ------------------    ---------    ---------    --------    ---------------    ----------    ----------    ---------------
Michael P. Hoopis.....       1999    $397,436     $431,600        $90,580         $400,000      279,333(4)      $155,120(5)
  President and              1998     100,000           --             --               --       40,000(6)        42,949(5)
  Chief Executive       (3 months)
  Officer
Robert A. Shortt......       1999    $123,757     $110,250        $63,671         $245,000       62,500(4)      $ 31,911(5)
  Executive Vice        (6 months)
  President -- Sales,
  Marketing and
  Business Development
Victor C. Streufert...       1999    $108,463     $101,250        $29,092         $224,997       50,000(4)      $  1,849
  Vice President --     (6 months)
  Finance and Chief
  Financial Officer
Richard Bisson........       1999    $ 93,783     $ 85,500        $13,670         $189,995       37,500(4)      $ 82,477(5)
  Vice President --     (6 months)
  Operations

---------------
 * The Company is reporting compensation for fiscal years 1998 and 1999 in accordance with applicable regulations of the Securities and Exchange Commission.

(1) Reflects bonus for 1999 paid in 2000 by the Company.

(2) Includes payment of the first installment required under the Company's employment contract, as amended, with each of Messrs. Hoopis, Shortt, Streufert and Bisson in the amount of $80,000, $60,000, $25,000 and $10,000, respectively.

(3) Represents the closing market price on the award date of shares of restricted Common Stock awarded to the named officers under the Company's stock acquisition and retention program ("SARP"). On December 31, 1999, the number of restricted shares and closing market price of such shares (if unrestricted) held by the named officers under the program were: Mr. Hoopis 54,054 shares ($516,891); Mr. Shortt 33,108 shares ($316,595); Mr. Streufert
    30,405 shares ($290,748) and Mr. Bisson 25,675 shares ($245,517). See also
    "Executive Compensation -- Stock Acquisition and Retention Program."

(4) Reflects options granted under the Company's 1999 Inventive Plan. With respect to Mr. Hoopis, such amount does not include the conversion of options originally granted under the ATI Incentive Plan which were converted into economically equivalent options to purchase the Company's Common Stock in connection with the spin-off. See also "Executive Compensation -- Stock Options -- Option Grants in Last Fiscal Year," footnote (4).

(5) Includes relocation expenses in the amount of $155,120 and $40,774 for Mr. Hoopis in 1999 and 1998, respectively; $31,508 for Mr. Shortt and $82,477 for Mr. Bisson.

(6) Represents options to acquire 40,000 shares of ATI Common Stock originally granted under the ATI Incentive Plan which were converted into economically equivalent options to purchase 71,564 shares of Company Common Stock in connection with the spin-off. See also "Executive Compensation -- Stock Options -- Option Grants in Last Fiscal Year," footnote (4).

STOCK OPTIONS

  Option Grants in Last Fiscal Year

     The table below sets forth information with respect to stock options granted to the Named Executive Officers in 1999.

                                                        INDIVIDUAL GRANTS
                                        --------------------------------------------------    POTENTIAL REALIZABLE
                                                     % OF TOTAL                              VALUE AT ASSUMED RATES
                                        NUMBER OF     OPTIONS                                    OF STOCK PRICE
                                        SECURITIES   GRANTED TO                              APPRECIATION FOR OPTION
                                        UNDERLYING   EMPLOYEES    EXERCISE OF                        TERM(2)
                                         OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   -----------------------
                 NAME                   GRANTED(1)      YEAR        ($/SH)         DATE          5%          10%
                 ----                   ----------   ----------   -----------   ----------   ----------   ----------
Michael P. Hoopis(3)..................   279,333       61.48%        7.69        11/30/09    $1,351,000   $3,424,000
Robert A. Shortt......................    62,500       13.76%        7.69        11/30/09       303,000      766,000
Victor C. Streufert...................    50,000       11.01%        7.69        11/30/09       242,000      613,000
Richard Bisson........................    37,500        8.25%        7.69        11/30/09       182,000      460,000

---------------
(1) Reflects options granted during 1999 under the Company's Incentive Plan. In general, except for limited circumstances, including at the discretion of the Committee, Mr. Hoopis' stock options become exercisable in three annual installments beginning one year after the date of grant with vesting in an aggregate amount of 10 percent, 30 percent and 100 percent, respectively. With respect to Messrs. Shortt, Streufert and Bisson, each of their respective stock options become exercisable in three annual installments beginning one year after the date of grant with vesting in an aggregate amount of 20 percent, 50 percent and 100 percent, respectively. In general, except as described above, stock options granted to employees of the Company become exercisable in three equal annual installments beginning one year after the date of grant. Upon exercise, the exercise price and any applicable tax withholding with respect to the options may be paid by way of a "cashless" exercise program, or by cash, Common Stock or a combination of cash and Common Stock.

(2) The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of the Company's Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be realized.

(3) In connection with the spin-off, certain options to purchase ATI common stock that had been granted to Mr. Hoopis in 1998 under the ATI Incentive Plan were converted into economically-equivalent options to purchase Common Stock of the Company. These converted options are not reflected in the table above.

    The first such converted option entitles Mr. Hoopis to purchase a total of 35,782 shares of Common Stock at a per share exercise price of $9.73 and such converted option expires on October 5, 2008. The second such converted option entitles Mr. Hoopis to purchase a total of 35,782 shares of Common Stock at a per share exercise price of $11.39 and such converted option expires on December 17, 2008.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The table below sets forth information with respect to stock options exercised by the Named Executives Officers in 1999.

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FY-END(#)              FY-END($)(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)   (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)
          ----             ---------------   -----------   ---------------------------   ---------------------------
Michael P. Hoopis........         0               0              23,855/327,042                  0/$557,968
Robert A. Shortt.........         0               0                   0/ 62,500                  0/ 124,844
Victor C. Streufert......         0               0                   0/ 50,000                  0/  99,875
Richard Bisson...........         0               0                   0/ 37,500                  0/  74,906

---------------
(1) The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $9.6875 which was the average of the high and low sales prices of a share of the Company's Common Stock on the New York Stock Exchange on December 31, 1999.

STOCK ACQUISITION AND RETENTION PROGRAM

     The Stock Acquisition and Retention Program is designed to encourage key executives to acquire and retain Common Stock. Under this program, key executives selected by the Personnel and Compensation Committee may purchase shares or designate already-owned shares of Common Stock which the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant. The restricted shares will generally vest only if the participant holds the purchased or designated shares for five years. In addition, prior to the date that the restricted shares would otherwise vest, the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

     For 1999, participants may purchase or designate a maximum number of shares having a market price equal to two times the participant's base salary. For each plan year after 1999, participants may purchase or designate a maximum number of shares having a market price equal to the participant's base salary. The Personnel and Compensation Committee has elected to limit participation in the SARP to a one-time election for 1999 and 2000, subject to further review.

     The Company will loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. If dividends are paid on the purchased and related restricted shares, they will be applied as loan payments.

EMPLOYMENT AGREEMENTS

     On September 15, 1998, ATI entered into an employment agreement with Mr. Hoopis which provides for an initial term of employment expiring on December 31, 2002. In connection with the spin-off by ATI of the Company, the Company assumed all the obligations of ATI, as employer, under that agreement. Under the agreement, Mr. Hoopis is entitled to an annual base salary of $400,000 and annual payments of $80,000 each on the first three anniversaries of the agreement. In addition, on the date of the spin-off, Mr. Hoopis received options to purchase 3 percent of the shares of Common Stock of the Company. The options will have a ten-year term and will be exercisable at a price equal to the average of the high and low sales price of a share of the Company's Common Stock on the date of grant. Options to purchase 10 percent of the shares will become exercisable one year after the grant date, options to purchase an additional 20 percent of the shares will become exercisable two years after the grant date, and options to purchase the remaining 70 percent of the shares will become exercisable three years after the grant date.

     ATI entered into an employment agreement with Robert A. Shortt pursuant to which he serves as the Company's Executive Vice President -- Sales, Marketing and Business Development. The agreement provides for an annual base salary of $245,000 and annual payments of $60,000 each for three years, and provides for an initial term of employment expiring on June 28, 2000, which will be automatically extended unless written notice is given by either party. ATI also entered into an employment agreement with Victor C. Streufert pursuant to which he serves as the Company's Vice President -- Finance and Chief Financial Officer. The agreement provides for an annual base salary of $225,000 and annual payments of $25,000 each for two years, and provides for an initial term of employment expiring on July 6, 2000, which will be automatically extended unless written notice is given by either party. Also, ATI entered into an employment agreement with Richard Bisson pursuant to which he serves as the Company's Vice President -- Operations. The agreement provides for an annual base salary of $190,000 and annual payments of $10,000 each for two years, and provides for an initial term of employment expiring on July 1, 2000, which will be automatically extended unless written notice is given by either party. In connection with the spin-off, the Company assumed all of the obligations of ATI, as employer, under these agreements. Messrs. Shortt, Streufert and Bisson are entitled to participate in the Company's annual incentive bonus plan, under the terms and conditions applicable to all participants.

     Pursuant to the employment agreements with Messrs. Shortt, Streufert and Bisson, each received options to purchase an aggregate of 62,500, 50,000, and 37,500 shares, respectively, of the Company's Common Stock on the date of the spin-off. The options have a ten year term and will be exercisable at a price equal to the average of the high and low sales price of a share of Common Stock on the date of grant. Options to purchase 20 percent of the shares will become exercisable one year after the grant date, options to purchase an additional 30 percent of the shares will become exercisable two years after the grant date, and options to purchase the remaining 50 percent of the shares will become exercisable three years after the grant date. Each of Messrs. Hoopis, Shortt, Streufert and Bisson entered into an amendment to their respective employment agreements, effective as of January 10, 2000, which provides for the immediate vesting of the options described in this paragraph in the event of a "Change in Control" of the Company.

     The employment agreements for each of Messrs. Hoopis, Shortt, Streufert and Bisson will automatically terminate upon the death of the executive, and may be terminated at our option if the executive becomes disabled or at any time without cause. In these events, we would be required to make certain severance payments, in the case of Mr. Hoopis, in an amount equal to the greater of his base salary and performance bonus for the remaining term of his agreement or two years, and in the case of Messrs. Shortt, Streufert and Bisson, in an amount equal to the executive's base salary and performance bonus for one year and, except in the case of death, to continue certain benefits for the benefit of the executive or his estate. We may also terminate each executive at any time for "cause," in which case the executive would be entitled to no severance payments or other benefits. Each executive may terminate his respective agreement at any time by providing prior written notice pursuant to the terms of the agreement. If an executive terminates the agreement without "good reason," he would be entitled to no severance payments or other benefits. If an executive terminates the agreement with "good reason," including upon the occurrence of "Change in Control," as defined in the agreement, he would be entitled to receive severance payments and benefits.

                         COMPARATIVE STOCK PERFORMANCE

     The following performance graph compares the total stockholder return of an investment in the Company's Common Stock to that of the New York Stock Exchange Market Value Index and the Russell 2000 Index for the period commencing November 30, 1999, the date on which the Common Stock was first publicly traded, and ending on December 31, 1999. Due to the Company's diverse array of consumer products, no suitable peer group has been determined; accordingly, the Russell 2000 Index is included for comparison of issuers with the closest available market capitalizations to the Company. The graph assumes that the value of the investment in the Company's Common Stock was $100 on November 30, 1999, the first day of "regular way" trading of the Company's Common Stock, in each of the Company's stock, the New York Stock Exchange Market Value Index and the Russell 2000 Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock. The historical information set forth below is not necessarily indicative of future performance. The Company does not make or endorse any predictions as to future stock performance.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933, as amended.

                COMPARISON OF ONE-MONTH CUMULATIVE TOTAL RETURN
                      AMONG WATER PIK TECHNOLOGIES, INC.,
                 NYSE MARKET VALUE INDEX AND RUSSELL 2000 INDEX

             WATERPIK TECHNOLOGIES    RUSSELL 2000 INDEX    NYSE MARKET VALUE INDEX
             ---------------------    ------------------    -----------------------
11/30/99               100                     100                     100
12/31/99               130                     111                     103

                   ASSUMES $100 INVESTED ON NOVEMBER 30, 1999
                         ASSUMES DIVIDEND REINVESTMENT
                      FISCAL YEAR ENDED DECEMBER 31, 1999


            CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

     In connection with the spin-off, ATI and the Company entered into several agreements, some of which are described below and elsewhere in this Proxy Statement. At the time these agreements were negotiated and executed, certain of the Company's Directors and executive officers also served as a Director and executive officers of ATI.

     Separation and Distribution Agreement. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement requires that we initiate a public offering of our Common Stock within eight months following the spin-off and complete the public offering within one year following the spin-off. It also requires that we use proceeds of the offering as contemplated by the tax-ruling request. In addition, it provides that until the third Annual Meeting of our stockholders held following the spin-off, at least a majority of our directors will also be members of the Board of Directors of ATI. The agreement provides that each of ATI and the Company will indemnify the other for liabilities arising from a breach of any of the agreements entered into in connection with the spin-off or the failure to pay or discharge the liabilities assumed by such party under the Separation and Distribution agreement.

     Employee Benefits Agreement. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our business. It provides that we generally will be responsible for all compensation and employee benefits relating to our employees and that we will establish our own qualified and non-qualified retirement and equity compensation plans and arrangements that are similar to ATI's plans. However, it provides that we will not be required to establish or fund a defined benefit pension plan for our employees and that ATI will retain all liabilities relating to our employees under the ATI pension plan. In addition, it provides for the conversion of stock awards under certain ATI equity compensation plans, including options and restricted stock awards, into economically equivalent awards for our Common Stock. The Agreement further provides for the termination of the ATI Performance Share Program and the payout of pro-rated awards, including shares of our Common Stock, by us to participants in the Program who are our employees.

     Tax Sharing and Indemnification Agreement. The Tax Sharing and Indemnification Agreement allocates certain tax liabilities and obligations between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions (such as completing the public offering) that result in the spin-off not qualifying as a tax-free distribution. For example, the Company has agreed that for a two-year period following the date of the spin-off: (i) we will continue to engage in the Water Pik Technologies business; (ii) we will continue to own and manage at least 50 percent of the assets which we own directly or indirectly immediately after the spin-off; and (iii) we will not, unless we obtain the written consent of ATI, engage in a number of specified transactions. Transactions subject to these restrictions will include issuance of Water Pik Technologies common stock (or certain derivatives of our stock) in amounts which represent 40 percent or more of the outstanding Water Pik Technologies common stock, issuance of instruments other than Water Pik Technologies common stock (or derivatives of our stock) constituting equity for U.S. federal tax purposes, certain redemptions and other acquisitions of capital stock or equity securities of Water Pik Technologies, or the merger, dissolution or liquidation of Water Pik Technologies.

     Interim Services Agreement. Under the Interim Services Agreement, ATI provides us with transitional administration and support services for a period of time not expected to exceed 12 months. The Interim Services Agreement provides that we pay ATI a fee approximating ATI's cost for such services plus 10 percent.

     Kirkpatrick & Lockhart LLP. The Company retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 1999. Charles J. Queenan, Jr., an incumbent member of the Company's Board of Directors, is Senior Counsel to that law firm. Mr. Queenan has been nominated by the Board for a second term as a Class I director. See "Compensation Committee Interlocks and Insider Participation" on page 19.

     PNC Bank, National Association. James E. Rohr is a Director and executive officer of PNC Bank Corp., an affiliate of PNC Bank, N.A. W. Craig McClelland is also a Director of PNC Bank Corp. PNC Bank, N.A.

is one of five lenders under the Company's $60,000,000 credit facility, having committed to lend up to $12,500,000 under the facility.

     Loans under Stock Acquisition and Retention Programs. Under the terms of the Company's stock acquisition and retention programs, eligible participants may deliver a promissory note, payable to the Company, as payment for the purchase price of shares of Common Stock purchased under the programs. Each note has a term of not more than 10 years and is secured by the shares of Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the then applicable federal rate but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws.

     During the 1999 fiscal year, Michael P. Hoopis, Robert A. Shortt, Victor C. Streufert and Richard Bisson delivered promissory notes to the Company to pay the purchase price of Common Stock purchased under the program. The largest amount of indebtedness outstanding under the programs during the 1999 fiscal year and the amount of indebtedness outstanding under the programs as of December 31, 1999 were $799,999 for Mr. Hoopis; $489,998 for Mr. Shortt; $449,994 for Mr. Streufert and $379,997 for Mr. Bisson.

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT 23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92260 OR (949) 719-3700.

INDEPENDENT AUDITORS

     Ernst & Young LLP has served as the independent auditors for Fiscal 1999 and has been appointed by the Company's Board to serve in such capacity for Fiscal 2000. Representatives of Ernst & Young LLP will be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

2001 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received no later than December 1, 2000 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's certificate of incorporation provides that in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting which, in the case of the 2001 Annual Meeting of Stockholders, would be no earlier than February 3, 2001 and no later than February 18, 2001. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from the Company's Corporate Secretary.

                                          By order of the Board of Directors,

                                          /s/ RICHARD D. TIPTON
                                          Richard D. Tipton
                                          Secretary

March 31, 2000

                                                                         ANNEX A

                          WATER PIK TECHNOLOGIES, INC.

                              1999 INCENTIVE PLAN

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

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I  PURPOSE AND ADOPTION OF THE PLAN.................   A-1
   1.01.  PURPOSE...........................................   A-1
   1.02.  ADOPTION AND TERM.................................   A-1

ARTICLE II  DEFINITIONS.....................................   A-1
   2.01.  AWARD.............................................   A-1
   2.02.  AWARD AGREEMENT...................................   A-1
   2.03.  AWARD PERIOD......................................   A-1
   2.04.  BENEFICIARY.......................................   A-1
   2.05.  BOARD.............................................   A-1
   2.06.  CHANGE IN CONTROL.................................   A-1
   2.07.  CODE..............................................   A-2
   2.08.  COMMITTEE.........................................   A-2
   2.09.  COMPANY...........................................   A-2
   2.10.  COMMON STOCK......................................   A-2
   2.11.  COMPANY VOTING SECURITIES.........................   A-2
   2.12.  DATE OF GRANT.....................................   A-2
   2.13.  EXCHANGE ACT......................................   A-2
   2.14.  EXERCISE PRICE....................................   A-2
   2.15.  FAIR MARKET VALUE.................................   A-2
   2.16.  INCENTIVE STOCK OPTION............................   A-2
   2.17.  MERGER............................................   A-2
   2.18.  NON-QUALIFIED STOCK OPTION........................   A-2
   2.19.  OPTIONS...........................................   A-2
   2.20.  OUTSTANDING COMMON STOCK..........................   A-2
   2.21.  PARTICIPANT.......................................   A-2
   2.22.  PERFORMANCE AWARDS................................   A-3
   2.23.  PERFORMANCE GOALS.................................   A-3
   2.24.  PLAN..............................................   A-3
   2.25.  PURCHASE PRICE....................................   A-3
   2.26.  RESTORATION OPTION................................   A-3
   2.27.  RESTRICTED SHARES.................................   A-3
   2.28.  RETIREMENT........................................   A-3
   2.29.  RULE 16B-3........................................   A-3
   2.30.  STOCK APPRECIATION RIGHTS.........................   A-3
   2.31.  SUBSIDIARY........................................   A-3
   2.32.  TERMINATION OF EMPLOYMENT.........................   A-3

ARTICLE III  ADMINISTRATION.................................   A-3
   3.01.  COMMITTEE.........................................   A-3

                                                              PAGE
                                                              ----
ARTICLE IV  SHARES..........................................   A-4
   4.01.  NUMBER OF SHARES ISSUABLE.........................   A-4
   4.02.  SHARES SUBJECT TO TERMINATED AWARDS...............   A-4

ARTICLE V  PARTICIPATION....................................   A-4
   5.01.  ELIGIBLE PARTICIPANTS.............................   A-4

ARTICLE VI  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.....   A-4
   6.01.  OPTION AWARDS.....................................   A-4
   6.02.  STOCK APPRECIATION RIGHTS.........................   A-5
   6.03.  TERMS OF STOCK OPTIONS AND STOCK APPRECIATION
          RIGHTS............................................   A-6
   6.04.  EXERCISE PROCEDURES...............................   A-6
   6.05.  CHANGE IN CONTROL.................................   A-7

ARTICLE VII  RESTRICTED SHARES..............................   A-7
   7.01.  RESTRICTED SHARE AWARDS...........................   A-7
   7.02.  TERMS OF RESTRICTED SHARES........................   A-8
   7.03.  CHANGE IN CONTROL.................................   A-8

ARTICLE VIII  PERFORMANCE AWARDS............................   A-8
   8.01.  PERFORMANCE AWARDS................................   A-8
   8.02.  TERMS OF PERFORMANCE AWARDS.......................   A-9
   8.03.  CHANGE IN CONTROL.................................   A-9

ARTICLE IX  OTHER STOCK-BASED AWARDS........................   A-9
   9.01.  GRANT OF OTHER STOCK-BASED AWARDS.................   A-9
   9.02.  TERMS OF OTHER STOCK-BASED AWARDS.................  A-10
   9.03.  FOREIGN QUALIFIED AWARDS..........................  A-10
ARTICLE X  SHORT-TERM CASH INCENTIVE AWARDS.................  A-10
  10.01.  ELIGIBILITY.......................................  A-10
  10.02.  AWARDS............................................  A-10
ARTICLE XI  TERMS APPLICABLE GENERALLY TO AWARDS GRANTED
            UNDER THE PLAN..................................  A-11
  11.01.  PLAN PROVISIONS CONTROL AWARD TERMS...............  A-11
  11.02.  AWARD AGREEMENT...................................  A-11
  11.03.  MODIFICATION OF AWARD AFTER GRANT.................  A-11
  11.04.  LIMITATION ON TRANSFER............................  A-11
  11.05.  TAXES.............................................  A-11
  11.06.  SURRENDER OF AWARDS...............................  A-12
  11.07.  ADJUSTMENTS TO REFLECT CAPITAL CHANGES............  A-12
  11.08.  NO RIGHT TO EMPLOYMENT............................  A-13
  11.09.  AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES........  A-13
  11.10.  GOVERNING LAW.....................................  A-13
  11.11.  NO STRICT CONSTRUCTION............................  A-13

                                                              PAGE
                                                              ----
  11.12.  COMPLIANCE WITH RULE 16B-3........................  A-13
  11.13.  CAPTIONS..........................................  A-13
  11.14.  SEVERABILITY......................................  A-13
  11.15.  AMENDMENT AND TERMINATION.........................  A-13
  11.16.  SPECIAL PROVISION RELATING TO CERTAIN STOCK
          ISSUANCES.........................................  A-13

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

                                   ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01. Purpose. The purpose of the Water Pik Technologies, Inc. 1999 Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of Water Pik Technologies, Inc. and its Subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code.

     1.02. Adoption and Term. The Plan has been approved by the Board of Directors of Water Pik Technologies, Inc., to be effective as of the effective date of the distribution by Allegheny Teledyne Incorporated to its stockholders of Water Pik Technologies, Inc. Common Stock (the "Effective Date"), but is subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII, VIII, IX and X with respect to performance-based awards to "covered employees" under
Section 162(m) of the Code shall expire as of the fifth anniversary of the Effective Date.

                                   ARTICLE II

                                  DEFINITIONS

     For the purpose of this Plan, capitalized terms shall have the following meanings:

     2.01. Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, Awards of cash or any other Award made under the terms of the Plan.

     2.02. Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.03. Award Period means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.04. Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

     2.05. Board means the Board of Directors of the Company.

     2.06. Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

          (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

          (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

          (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

     2.07. Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     2.08. Committee means the Committee defined in Section 3.01.

     2.09. Company means Water Pik Technologies, Inc., a Delaware corporation, and its successors.

     2.10. Common Stock means Common Stock of the Company, par value $0.01 per share.

     2.11. Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

     2.12. Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.13. Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.14. Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

     2.15. Fair Market Value means, on any date, the average of the high and low quoted sales prices of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange Listed Companies on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported.

     2.16. Incentive Stock Option means a stock option within the meaning of
Section 422 of the Code.

     2.17. Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

     2.18. Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

     2.19. Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

     2.20. Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

     2.21. Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

     2.22. Performance Awards means Awards granted in accordance with Article VIII.

     2.23. Performance Goals means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

     2.24. Plan means the Water Pik Technologies, Inc. 1999 Incentive Plan as described herein, as the same may be amended from time to time.

     2.25. Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

     2.26. Restoration Option means a Non-Qualified Stock Option granted pursuant to Section 6.01(f).

     2.27. Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.28. Retirement means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

     2.29. Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

     2.30. Stock Appreciation Rights means awards granted in accordance with
Article VI.

     2.31. Subsidiary means a subsidiary of the Company within the meaning of
Section 424(f) of the Code.

     2.32. Termination of Employment means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

                                  ARTICLE III

                                 ADMINISTRATION

     3.01. Committee. The Plan shall be administered by a committee of the Board ("Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to cancel Awards (including those made pursuant to other plans of the Company) and to substitute new Options for previously awarded Options which, at the time of such substitution, have an exercise price in excess of the Fair Market Value of the underlying Common Stock (including options granted under other incentive compensation programs of the Company) with the consent of the recipient, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee and/or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

                                   ARTICLE IV

                                     SHARES

     4.01. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall equal 12% of the issued and outstanding shares of Common Stock immediately following the effective date of the Plan. If the number of issued and outstanding shares of Common Stock is increased after the effective date of the Plan, the total number of shares available under the Plan will be increased by 12% of such increase. No more than 945,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company.

     4.02. Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a) and Common Stock subject to any Awards which are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

                                   ARTICLE V

                                 PARTICIPATION

     5.01. Eligible Participants. Participants in the Plan shall be such officers and other key employees of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Notwithstanding any provision herein to the contrary, the Committee may grant Awards under the Plan, other than Incentive Stock Options, to non-employees who, in the judgment of the Committee, render significant services to the Company or any of its Subsidiaries, on such terms and conditions as the Committee deems appropriate and consistent with the intent of the Plan. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto) and $2,000,000 in cash.

                                   ARTICLE VI

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     6.01. Option Awards.

     (a) Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

     (b) Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price of the Common Stock purchased pursuant to Options designated by the Committee as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code.

     (c) Designation of Options. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

     (d) Incentive Stock Option Share Limitation. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

     (e) Rights As a Stockholder. A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

     (f) Restoration Options Upon the Exercise of a Non-Qualified Stock
Option. In the event that any Participant delivers to the Company, or has withheld from the shares otherwise issuable upon the exercise of a Non-Qualified Stock Option, shares of Common Stock in payment of the Purchase Price of any Non-Qualified Stock Option granted hereunder in accordance with Section 6.04, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered or withheld upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, delivered or withheld to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share Purchase Price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

     6.02. Stock Appreciation Rights.

     (a) Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and
(iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock

Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

     (b) Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

     (c) Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

     6.03. Terms of Stock Options and Stock Appreciation Rights.

     (a) Conditions on Exercise. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

     (b) Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

          (i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

          (ii) Termination of the Award in the event of a Participant's disability, Retirement, death or other Termination of Employment as provided in the Award Agreement; or

          (iii) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

          (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

     (c) Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

     6.04. Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by accessing a telephonic voice/data response system or internet web site maintained or otherwise approved by the Company or its designated agent prior to the close of business on the expiration date of the Option or Stock Appreciation Right (or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time). The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full by means of a cashless exercise program under which, if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon the Participant's irrevocable election. Alternatively, the Participant may pay the purchase price by cash or any other method approved in advance by the Committee. In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

     6.05. Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this
Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

                                  ARTICLE VII

                               RESTRICTED SHARES

     7.01. Restricted Share Awards. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Goals. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

          (a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          (b) Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

          (c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          (d) Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of
     Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02. Terms of Restricted Shares.

     (a) Forfeiture of Restricted Shares. Subject to Sections 7.02(b) and 7.03, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

     (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this
Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

     7.03. Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.01(d).

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.01. Performance Awards.

     (a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

     (b) Performance Targets. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

     (c) Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

     (d) Payment of Earned Performance Awards. Subject to the requirements of
Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.02. Terms of Performance Awards.

     (a) Termination of Employment. Unless otherwise provided below or in
Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards.

     (b) Retirement. If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Awards, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under Subsection (d).

     (c) Death or Disability. If a Participant's Termination of Employment is due to death or disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (d).

     (d) Pro-Rata Payment. The amount of any payment made to a Participant whose employment is terminated by Retirement, death or disability (under circumstances described in Subsections (b) and (c)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period under this Section 8.02 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant as provided under Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section.

     (e) Other Events. Notwithstanding anything to the contrary in this Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions as the Committee shall deem appropriate.

     8.03. Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants in accordance with Section 8.02(d), within 30 days after such Change in Control.

                                   ARTICLE IX

                            OTHER STOCK-BASED AWARDS

     9.01. Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of cash, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

     9.02. Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this
Article IX shall be subject to the following:

          (a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

          (b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

          (c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

     9.03. Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

                                   ARTICLE X

                        SHORT-TERM CASH INCENTIVE AWARDS

     10.01. Eligibility. Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of
Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

     10.02. Awards.

     (a) Performance Targets. For each fiscal year of the Company after fiscal year 1999, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

     (b) Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

     (c) Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

     (d) Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

     (e) Guidelines. The Committee shall adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

     (f) Non-Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

                                   ARTICLE XI

          TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

     11.01. Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

     11.02. Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     11.03. Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     11.04. Limitation on Transfer. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under
Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     11.05. Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or
     (iii) by a combination of shares and cash.

          (b) The Committee shall have the discretion as to any Award, to cause the Company to pay to tax authorities for the benefit of any Participant, or to reimburse such Participant for the individual taxes which are due on the grant, exercise or vesting of any share Award, or the lapse of any restriction on any share Award (whether by reason of a Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

          (c) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

     11.06. Surrender of Awards. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.

     11.07. Adjustments to Reflect Capital Changes.

     (a) Recapitalization. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be proportionately adjusted to reflect any other event that results in an increase in the number of issued and outstanding shares of Common Stock. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

     (b) Merger. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Awards. In the event the Acquiring Corporation fails to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

     (c) Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

     11.08. No Right to Employment. No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

     11.09. Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

     11.10. Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

     11.11. No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     11.12. Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

     11.13. Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     11.14. Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     11.15. Amendment and Termination.

     (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

     (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

     11.16. Special Provision Relating to Certain Stock
Issuances. Notwithstanding anything to the contrary contained in this Plan, shares of Common Stock authorized to be issued under this Plan may be issued to pay awards originally made under and satisfy options originally granted under the Allegheny Teledyne Incorpo-rated 1996 Incentive Plan or any other stock compensation plan adopted by ATI (an "ATI Plan"), as provided in the Employee Benefits Agreement dated as of November 12, 1999, between the Company and Allegheny Teledyne Incorporated. All shares of Common Stock issued in payment of an award or grant shall be governed exclusively by the terms of such award or grant under the applicable ATI Plan, and any terms of this Plan inconsistent therewith shall be inapplicable to such shares.

PROXY

                          WATER PIK TECHNOLOGIES, INC.

         23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92660
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 ON MAY 4, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 4, 2000, commencing at 10:30 A.M., local time, at The Hyatt Regency Denver, 1750 Welton Street, Denver, Colorado 80202, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)


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
                                                                Please mark  [X]
                                                                 your votes
                                                                 as in this
                                                                   example.

                                            FOR                     WITHHOLD
                                   all nominees listed at      authority to vote
                                   right (except as marked     for all nominees
                                   to the contrary below).     listed at right.

1. The election of two directors, each     [ ]                       [ ]
   for a term of three years expiring
   in 2003.

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY
   TO VOTE FOR ANY INDIVIDUAL NOMINEE,
   DRAW A LINE THROUGH SUCH NOMINEE'S NAME.)

   Nominees: 01 Charles J. Queenan, Jr.
             02 James E. Rohr

                                                         FOR   AGAINST   ABSTAIN
2. The proposal to approve the Water Pik                 [ ]     [ ]       [ ]
   Technologies, Inc. 1999 Incentive Plan.

                                                         FOR   AGAINST   ABSTAIN
3. The proposal to ratify the appointment                [ ]     [ ]       [ ]
   of Ernst & Young LLP as independent
   public auditors for the Company for 2000.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

               THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3.



Signature(s)___________________________________________ Dated ____________, 2000

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

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